SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 27, 1996




                                IVAX CORPORATION

                  4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137

                                  305-575-6000

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

Incorporated under the laws of the       Commission File Number      I.R.S. Employer Identification Number
         STATE OF FLORIDA                       1-09623                         16-1003559
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ITEM 5.           OTHER EVENTS.


         On June 27, 1996, IVAX Corporation issued a press release regarding its outlook for 1996 second quarter earnings, a copy of which is attached as Exhibit
10.1 to this Form 8-K and incorporated herein by this reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


                  10.1  Press Release of IVAX Corporation dated June 27, 1996.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        IVAX CORPORATION


                                        /s/ ARMANDO A. TABERNILLA
                                        --------------------------------
                                        Armando A. Tabernilla
                                        Vice President - Legal Affairs
                                        and General Counsel

Date: June 27, 1996

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